UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2016

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 1, 2016, Verizon Communications Inc. (Verizon) completed the sale of its local exchange business and related landline activities in California, Florida and Texas (Divested Businesses).

On January 1, 2016, Verizon adopted Accounting Standards Update (ASU) No. 2015-03, Interest – Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs (ASU 2015-03). As required by this ASU, Verizon retrospectively changed the classification and presentation of debt issuance costs in its consolidated financial statements for all periods presented to conform to the current classification and presentation of debt issuance costs.

Verizon is filing this Current Report on Form 8-K to update financial information included in Verizon’s Annual Report on Form 10-K for the year ended December 31, 2015 to reflect the reclassification of the results associated with the Divested Businesses and other insignificant businesses consisting of our vehicle original equipment manufacturer (OEM) and Networkfleet businesses from the Wireline segment operating results to Corporate and other and the retrospective application of ASU 2015-03. Accordingly, the financial statements and other information included in this Current Report on Form 8-K supersede the financial statements, Report of Independent Registered Public Accounting Firm, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Selected Financial Data in the Company’s 2015 Form 10-K.

For developments since the filing of the Company’s 2015 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016 and its Current Reports on Form 8-K filed subsequent to the 2015 Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

  (d)    Exhibits.

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2015, 2014 and 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	July 29, 2016	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2015, 2014 and 2013.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.